UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2025

AMPLIFY ENERGY CORP.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35512	82-1326219
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1700
Houston, Texas   77002

(Address of Principal Executive Offices, including Zip Code)

(832) 219-9001

(Registrant’s telephone number, including area code)

Not applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMPY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2025, Amplify Energy Operating LLC (the “Borrower”), a wholly owned subsidiary of Amplify Energy Corp., a Delaware corporation (the “Company”), entered into the Borrowing Base Redetermination, Commitment Increase and Second Amendment to Amended and Restated Credit Agreement (the “Second Amendment”), among the Borrower, Amplify Acquisitionco LLC, the guarantors party thereto, the lenders party thereto and Citizens Bank, N.A., as administrative agent for the lenders. The Second Amendment amends the Amended and Restated Credit Agreement, dated July 31, 2023 (as amended, the “Credit Agreement”), to, among other things:(i) set the Borrowing Base to $25,000,000 and (ii) extend the maturity date under the Credit Agreement to December 31, 2028.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Second Amendment is contained in Item 1.01 of this Current Report on Form 8-K above and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 31, 2025, the Company issued a press release announcing the events described in Item 1.01 of this Current Report. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Borrowing Base Redetermination, Commitment Increase and Second Amendment to Amended and Restated Credit Agreement, dated December 31, 2025 by and among Amplify Energy Operating LLC, Amplify Acquisitionco LLC, the guarantors party thereto, the lenders party thereto and Citizens Bank, N.A., as administrative agent.
99.1	Press Release, dated December 31, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLIFY ENERGY CORP.

Dated: December 31, 2025

	By:	/s/ Daniel Furbee
	Name:	Daniel Furbee
	Title:	Chief Executive Officer